Impax Funds Series Trust I

Supplement Dated December 11, 2023

to the Prospectus dated May 1, 2023

and the Statement of Additional Information dated November 8, 2023

Effective December 15, 2023, changes to the Impax Global Sustainable Infrastructure Fund’s principal investment strategies and portfolio management team will be implemented, as described below.

Accordingly, the Prospectus and Statement of Additional Information are amended as follows:

Prospectus

Under Principal Investment Strategies, the section will be replaced in its entirety with the following:

The Global Sustainable Infrastructure Fund follows a sustainable investing approach, investing in companies that the Adviser believes are well positioned to provide infrastructure essential for the transition to a more sustainable global economy, integrating environmental, social and governance (ESG) analysis into portfolio construction and managing the portfolio within certain risk parameters (e.g., sector and regional exposure) relative to the Fund’s benchmark universe of FTSE Global Infrastructure Opportunities Index companies.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies that the Adviser determines derive significant revenues (i.e., at least 20% of revenues) from owning, operating, developing or distributing sustainable infrastructure-related goods, services or assets. The Adviser defines “sustainable infrastructure” to mean infrastructure that conserves, enables or increases access to vital resources such as clean energy, water, food and agriculture, including resource and waste management, as well as other societal resources such as healthcare, education, finance, transportation, and data and communications that advance social well-being. From this sustainable infrastructure universe, the Fund’s Adviser selects portfolio companies for the Fund on a company-by-company basis primarily through the use of fundamental financial analysis, which includes an analysis of ESG factors that the Fund’s Adviser has determined are financially material. The Fund is not constrained by any particular investment style, and may therefore invest in “growth” stocks, “value” stocks or a combination of both. Additionally, it may buy stocks in any sector or industry, and it is not limited to investing in securities of a specific market capitalization.

Under normal market conditions, the Fund will invest in equity securities (such as common stocks, preferred stocks and securities convertible into common and preferred stocks) of companies located around the world, including at least 40% of its net assets in securities of companies organized or located outside the United States or doing a substantial amount of business outside the United States, including those located in emerging markets. The Fund’s investments may be diversified across multiple countries or geographic regions, or may be focused on a select geographic region, although the Fund will normally have investments in a minimum of three countries other than the United States. The Fund’s investments in securities of non-US issuers may be denominated in currencies other than the US dollar. The Fund may take significant positions in one or more sectors, including the industrials and utilities sectors. While the Fund is not limited to equity securities that pay dividends, the Adviser expects that the Fund’s portfolio will normally have a higher dividend yield than the broader equity market.

Under Portfolio Managers, the table of Portfolio Managers will be deleted and replaced with the following:

Portfolio Manager	Since	Title
Harry Boyle	2023	Portfolio Manager
Christine Cappabianca	2021	Portfolio Manager
Justin Winter	2023	Portfolio Manager

Under Principal Investment Strategies, the section will be replaced in its entirety with the following:

The Global Sustainable Infrastructure Fund follows a sustainable investing approach, investing in companies that the Adviser believes are well positioned to provide infrastructure essential for the transition to a more sustainable global economy, integrating environmental, social and governance (ESG) analysis into portfolio construction and managing the portfolio within certain risk parameters (e.g., sector and regional exposure) relative to the Fund’s benchmark universe of FTSE Global Infrastructure Opportunities Index companies.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies that the Adviser determines derive significant revenues (i.e., at least 20% of revenues) from owning, operating, developing or distributing sustainable infrastructure-related goods, services or assets. The Adviser defines “sustainable infrastructure” to mean infrastructure that conserves, enables or increases access to vital resources such as clean energy, water, food and agriculture, including resource and waste management, as well as other societal resources such as healthcare, education, finance, transportation, and data and communications that advance social well-being. From this sustainable infrastructure universe, the Fund’s Adviser selects portfolio companies for the Fund on a company-by-company basis primarily through the use of fundamental financial analysis, which includes an analysis of ESG factors that the Fund’s Adviser has determined are financially material. The Fund is not constrained by any particular investment style, and may therefore invest in “growth” stocks, “value” stocks or a combination of both. Additionally, it may buy stocks in any sector or industry, and it is not limited to investing in securities of a specific market capitalization.

Under normal market conditions, the Fund will invest in equity securities (such as common stocks, preferred stocks and securities convertible into common and preferred stocks) of companies located around the world, including at least 40% of its net assets in securities of companies organized or located outside the United States or doing a substantial amount of business outside the United States, including those located in emerging markets. The Fund may invest in real estate investment trusts. The Fund’s investments may be diversified across multiple countries or geographic regions, or may be focused on a select geographic region, although the Fund will normally have investments in a minimum of three countries other than the United States. The Fund’s investments in securities of non-US issuers may be denominated in currencies other than the US dollar. The Fund may take significant positions in one or more sectors, including the industrials and utilities sectors. While the Fund is not limited to equity securities that pay dividends, the Adviser expects that the Fund’s portfolio will normally have a higher dividend yield than the broader equity market.

The Fund may sell a particular security if any of the original reasons for purchase change materially, in response to adverse market conditions, when a more attractive investment is identified, to meet redemption requests or if a company no longer meets the Adviser’s ESG standards.

In response to unfavorable market or other conditions, the Fund may deviate from its principal investment strategies by making temporary investments of some or all of its assets in high quality debt securities, cash and cash equivalents. The Fund may not achieve its investment objective if it does so.

For more information on the Fund’s sustainable investing approach, please see “Sustainable Investing” below.

Under Portfolio Managers, the below information for Harry Boyle and Justin Winter will be added and the information for Scott LaBreche will be replaced in its entirety with the following:

Harry Boyle is a portfolio manager of the Global Sustainable Infrastructure Fund. Mr. Boyle joined Impax in 2017, having previously worked for the firm as a consultant assessing portfolio carbon risk. Initially he worked as a Portfolio Specialist for Impax, gaining in-depth knowledge of investee companies and the investment process. In 2021, Mr. Boyle began work on the creation of Impax’s Sustainable Infrastructure Taxonomy. Mr. Boyle began his career in 2006 as an analyst at Bloomberg New Energy Finance. He subsequently worked at Aurium Capital as an investment manager investing debt into infrastructure projects before becoming an independent consultant raising capital for early-stage energy businesses. Mr. Boyle has an MA in Modern History from the University of St. Andrews and an MSc in Finance from London Business School.

Scott LaBreche is a Portfolio Manager of the US Sustainable Economy Fund, Global Women’s Fund and the International Sustainable Economy Fund. Mr. LaBreche has been part of the management teams of the Global Women’s Fund and the International Sustainable Economy Fund since their inception and was a member of the optimization team for Pax MSCI EAFE ESG Index ETF, the predecessor to International Sustainable Economy Fund. Mr. LaBreche is also Vice President, Portfolio Analytics for the Adviser. He received a Bachelor of Science and a Master’s Degree in Business Administration with an Advanced Certificate in Finance from Southern New Hampshire University.

Justin Winter is a portfolio manager of the Global Sustainable Infrastructure Fund. Before joining Impax in 2009, Mr. Winter worked as an investment analyst covering global equities for Hunter Hall, a pioneering Australian ethical investor. He also worked as a research analyst covering renewable energy at what is now BNEF (Bloomberg New Energy Finance) and, before moving into finance, as a consulting engineer working on major infrastructure projects including preparing Environment Impact Studies and conducting water supply analysis and flood modelling. Mr. Winter holds a Bachelor’s degree in Engineering from the University of Queensland and a Master’s degree in commerce from the University of Sydney.

Statement of Additional Information

The first table under Portfolio Managers will be replaced in its entirety with the following:

The following table summarizes information regarding other accounts managed by the portfolio managers of the Funds, other than the Impax Funds. The information is as of December 31, 2022, unless otherwise noted, and includes amounts managed by a team, committee, or other group that includes the portfolio manager.

Portfolio Manager	Number of Other Pooled Vehicles Managed	Other Pooled Vehicles AUM $ (million)	Number of Other Accounts Managed	Other Accounts AUM $ (million)	Number of Other Registered Investment Companies Managed	Assets of Other Registered Investment Companies AUM $ (million)
Diederik Basch	2	$19.68	0	$ 0	0	$ 0
Andrew Braun	5	$301.86	1	$700.78	0	$ 0
Barbara Browning	5	$301.86	1	$700.78	0	$ 0
Harry Boyle[1]	1	$2.82	0	$ 0	0	$ 0
Christine Cappabianca	0	$ 0	2	$48.76	0	$ 0
Curtis Kim	2	$19.68	0	$ 0	0	$ 0
Scott LaBreche	0	$ 0	2	$48.76	0	$ 0
Kirsteen Morrison	8	$7,649	6	$1,366	0	$0
Nathan Moser	2	$19.68	0	$ 0	0	$ 0
Peter Schwab	0	$ 0	2	$164.02	0	$ 0
Kent Siefers	0	$ 0	2	$164.02	0	$ 0
Anthony Trzcinka	0	$ 0	1	$84.70	0	$ 0
Justin Winter[1]	4	$8,273.25	0	$ 0	0	$ 0

[1]	The information provided for Messrs. Boyle and Winter is as-of September 30, 2023.

The section entitled Portfolio Managers – Ownership of Securities will be replaced in its entirety with the following:

As of December 31, 2022 (i) the dollar value of shares of the Large Cap Fund owned beneficially by Andrew Braun was $500,001-$1,000,000; and by Barbara Browning was $100,001-$500,000; (ii) the dollar value of shares of the Small Cap Fund owned beneficially by Diederik Basch was $50,001-$100,000; and by Curtis Kim was $10,001-$50,000; and by Nathan Moser was $100,001-$500,000; (iii) the dollar value of shares of the US Sustainable Economy Fund owned beneficially by Christine Cappabianca was $1-$10,000; and by Scott LaBreche was $10,001-$50,000; (iv) the dollar value of shares of the Global Sustainable Infrastructure Fund owned beneficially by Christine Cappabianca was $0; (v) the dollar value of shares of the International Sustainable Economy owned beneficially by Christine Cappabianca was $1-$10,000; and by Scott LaBreche was $10,001-$50,000; (vi) the dollar value of shares of the Global Women’s Fund owned beneficially by Christine Cappabianca was $1-$10,000; and by Scott LaBreche was $10,001-$50,000; (vii) the dollar value of shares of the Global Environmental Markets Fund owned beneficially by Hubert Aarts was $0; by Siddharth Jha was $10,001-$50,000; and by David Winborne was $0; (viii) the dollar value of shares of the Global Opportunities Fund owned beneficially by Kirsteen Morrison was $0; and by David Winborne was $0; (ix) the dollar value of shares of the Core Bond Fund owned beneficially by Anthony Trzcinka was $10,001-$50,000; (xi) the dollar value of shares of the High Yield Bond Fund owned beneficially by Peter Schwab was $100,001-$500,000; and by Kent Siefers was $1-$10,000; (xii) the dollar value of shares of the Sustainable Allocation Fund owned beneficially by Andrew Braun was $100,001-$500,000; by Nathan Moser was $100,001-$500,000; by Peter Schwab was $10,001-$50,000; by Anthony Trzcinka was $100,001-$500,000; and by Kirsteen Morrison was $0. As of September 30, 2023, the dollar value of shares of the Global Sustainable Infrastructure Fund owned beneficially by Harry Boyle was $0; and by Justin Winter was $0.